Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of April 7, 2020

to

CREDIT AGREEMENT

Dated as of August 14, 2019

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 7, 2020 by and among Booking Holdings Inc., a Delaware corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 14, 2019 by and among the Company, the Dutch Borrower from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.            Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

““2020 Convertible Notes” means the Company’s 0.35% Convertible Senior Notes issued pursuant to the 2020 Convertible Notes Indenture and due June 15, 2020.”

““2020 Convertible Notes Indenture” means that certain Indenture, dated as of June 4, 2013, by and among the Company and American Stock Transfer & Trust Company, LLC, as trustee.”

““2020 Convertible Notes Payment Event” means the aggregate principal amount of indebtedness outstanding under the 2020 Convertible Notes shall have been satisfied, discharged and paid in full in accordance with the terms of the 2020 Convertible Notes Indenture.”

““Amendment No. 1 Effective Date” means April 7, 2020.”

““Liquidity” means, at any time, the sum of (i) the aggregate amount of unrestricted cash, cash equivalents and short-term investments maintained by the Company and its Subsidiaries at such time plus (ii) the amount (if positive) by which the Aggregate Commitment exceeds the sum of the aggregate outstanding amount of Revolving Loans and LC Exposure at such time.”

““Minimum Liquidity Amount” means (i) prior to the occurrence of the 2020 Convertible Notes Payment Event, $5,500,000,000 and (ii) upon and after the occurrence of the 2020 Convertible Notes Payment Event, $4,500,000,000.”

(b)           Section 5.01(c) of the Credit Agreement is amended to restate clause (ii) thereof in its entirety as follows:

“(ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.03 (it being understood and agreed that, notwithstanding the fact that the Leverage Ratio will not be tested pursuant to Section 6.03(a) for the fiscal quarters of the Company ending June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, the Company will continue to provide reasonably detailed calculations in respect of the Leverage Ratio for each such fiscal quarter pursuant to this clause (c)),”

(c)            Section 6.03 of the Credit Agreement is restated in its entirety as follows:

“SECTION 6.03        Financial Covenant.

(a)       Maximum Leverage Ratio. The Company will not permit the ratio (the “Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after June 30, 2019 (other than the fiscal quarters of the Company ending June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021), of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than 4.00 to 1.00 (provided that, solely for purposes of calculation of the Leverage Ratio for the fiscal quarter of the Company ending June 30, 2021, the Consolidated EBITDA for such quarterly period will be calculated by aggregating the Consolidated EBITDA for the three fiscal quarters of the Company ending December 31, 2020, March 31, 2021 and June 30, 2021 and multiplying that sum by 4 and then dividing that product by 3).

(b)       Minimum Liquidity. During the period from and after the Amendment No. 1 Effective Date through and including March 31, 2021, the Company will at all times maintain Liquidity in an amount equal to or greater than the Minimum Liquidity Amount.”

2.              Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

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3.             Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in Article III of the Credit Agreement, as amended hereby, are true and correct (other than the representations and warranties in Sections 3.04(b) and 3.06(b) of the Credit Agreement) in all material respects (except to the extent that any representation and warranty that is qualified by materiality is true and correct in all respects).

4.             Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)           This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

6.             Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.             Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BOOKING HOLDINGS INC.,
as the Company

By:	/s/ David Goulden
Name:	David Goulden
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Kyle Oberkrom
Name:	Kyle Oberkrom
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ James M. Walsh
Name:	James M. Walsh
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

BNP PARIBAS,
as a Lender

By:	/s/ Barbara Nash
Name:	Barbara Nash
Title:	Managing Director

By:	/s/ Maria Mulic
Name:	Maria Mulic
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

TD BANK, N.A.,
as a Lender

By:	/s/ Jason Siewert
Name:	Jason Siewert
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

WELLS FARGO BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Evan Waschitz
Name:	Evan Waschitz
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Smith
Name:	James Smith
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ James Beck
Name:	James Beck
Title:	Associate Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 14, 2019

Booking Holdings Inc.